RS Platou (Asia) 2
nd
Offshore & Shipping Conference
October 8, 2010 October 8, 2010
Quinn P. Fanning Quinn P. Fanning
Executive Vice President Executive Vice President
and Chief Financial Officer and Chief Financial Officer
Exhibit 99.1
Stephen W. Dick Stephen W. Dick
Executive Vice President Executive Vice President

FORWARD-LOOKING STATEMENTS
FORWARD-LOOKING STATEMENTS

Phone:
504.568.1010
Fax:
504.566.4580
Web:
www.tdw.com
Email:
connect@tdw.com
In accordance with the safe harbor provisions of the Private Securities Litigation Reform
Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production;
changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets;
instability of global financial markets and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation, especially in higher risk countries of operations; foreign currency fluctuations; labor influences proposed by international conventions; and enforcement of laws related to the environment, labor and foreign corrupt practices. Participants should consider all of these risk factors as well as other information contained in the Company’s form 10-K’s and 10-Q’s.

KEY TAKEAWAYS
Culture of safety & operating excellence
History of earnings growth and solid returns
World’s largest and newest fleet provides
basis for continued earnings growth
Strong balance sheet allows us to act upon
available opportunities

SM SAFETY – SAFETY – A TOP PRIORITY A TOP PRIORITY 4

0.00
0.25
0.50
0.75
1.00
Total Recordable Incident Rates
Calendar Years
2002
2003 2004
2005
2006
2007
2008
2009
TIDEWATER
DUPONT DOW CHEMICAL EXXON MOBIL
SAFETY RECORD RIVALS
SAFETY RECORD RIVALS
LEADING COMPANIES
LEADING COMPANIES

0
50
100
150
200
250
300
1965 1970 1975 1980 1985 1990 1995 2000 2005 2010
THE WORLDWIDE FLEET -
THE WORLDWIDE FLEET -
RETIREMENTS
RETIREMENTS
EXPECTED TO EXCEED NEW DELIVERIES
EXPECTED TO EXCEED NEW DELIVERIES
(Includes AHTS and PSV’s only) Estimated as of Late-July 2010
Source: ODS-Petrodata and Tidewater
As of late-July 2010, there are approximately 411 additional AHTS and
PSV’s (~16% of the global fleet) under construction.
Global fleet estimated at 2,510 vessels, including 323 vessels that are
30+ yrs old (13%),
and another 473 vessels that are 25-29 yrs old (19%)

Vessels > 25 years old today

VESSEL POPULATION BY OWNER
VESSEL POPULATION BY OWNER
(Includes AHTS and PSV’s only) Estimated as of Late-July 2010
Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (1,774
total
vessels for
300+ owners)
5
60
65
72
110
119
287
0
100
200
300
400
500
Tidewater fleet includes 126 vessel additions since 2000

OUR GLOBAL FOOTPRINT
OUR GLOBAL FOOTPRINT
Vessel Distribution by Region
Vessel Distribution by Region
(excludes stacked vessels – as of 6/30/10)
North America
20
(7%)
Central/South America
61
(22%)
West Africa
126
(44%)
Europe / M.E.
37
(13%)
Far East
41
(14%)
International / U.S.
2010:  93% / 7%
2000:  62% / 38%

NOC's
24%
Others
35%
Super Majors
41%
Our top 10 customers in Fiscal 2010 (6 Super Majors,
3 NOC’s and one large independent) accounted for 63% of our revenue
CURRENT REVENUE MIX
CURRENT REVENUE MIX
Quality of Customer Base
Quality of Customer Base

Vessel Count Estimated Cost
AHTS 86 $1,557m
PSV’s 77 $1,507m
Crewboats & Tugs 67 $290m
TOTALS: 230 $3,354m (1)
(1) $2,850m (85%) funded through 6/30/10
.
THE LARGEST MODERN FLEET
THE LARGEST MODERN FLEET
IN THE INDUSTRY…
IN THE INDUSTRY…
At 6/30/10, 177 new vessels in fleet with ~5 year average age
Vessel Commitments
Jan. ’00 – June ‘10

Count
AHTS 16
PSV 17
Crew and Tug 2
Total 35
Vessels Under Construction*
As of June 30, 2010
…
…
AND OUR LEAD IS GROWING
AND OUR LEAD IS GROWING
* Includes eleven new vessels committed to purchase as of 6/30/10
Estimated delivery schedule –
20 in remainder of FY ‘11,
13 in FY ‘12 and 2 thereafter
CAPX of $366m in remainder of FY ‘11,
$137m in FY ‘12 and $1m in FY ‘13

0
5
10
15
20
25
30
35
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Built Acquired Post 6/30/10
VESSEL DELIVERIES
VESSEL DELIVERIES
12
Fiscal Year
Fiscal years 2011-2013 include actual deliveries through 6/30/10 and estimated deliveries of vessels committed to build or acquire as of 6/30/10
At 6/30/10, total 230 vessels with
a capital cost of $3.354 billion
Recent
Construction/Acq.
Commitments

RECENT VESSEL COMMITMENTS
RECENT VESSEL COMMITMENTS

Amounts depict vessel count and total cost in quarter commitment was made to acquire (not when delivery or payments were made)
5
2
4
6
9
0
2
4
6
8
10
9/30/09 Qtr 12/31/09
Qtr
3/31/10 Qtr 6/30/10 Qtr 9/30/10
Qtd
$95M
$55M
$72M
$179M
1 MPSV
1 PSV
4 AHTS
6 AHTS
6 AHTS
3 PSV’s
26 vessels over five quarters with
total capital cost of $525 million
$124M
4 PSV’s
1 AHTS

0
5
10
15
20
3/31/06 3/31/07 3/31/08 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13
SIGNIFICANT AVERAGE AGE IMPROVEMENT
SIGNIFICANT AVERAGE AGE IMPROVEMENT
Assumptions:  1) Average 45 vessel disposals per year in future (averaged 47 per year last three years).
2) Includes 35 vessels under construction (including eleven purchase commitments) in year delivered plus additional newbuilds/acquisitions from approximately $500 million per year of future commitments (average additional 20 vessels per year). Tidewater is not committed to spending $500 million annually, but this level is used as an assumption in estimating average fleet age in the future.
20
17
8

The current average “economic age” of our
vessel fleet is ~5.5 years (based upon NBV)

32% Six-Year Compounded
Annual Earnings Growth Rate
** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in
Fiscal 2010 is exclusive of $.87 per share Venezuelan provision, a $.70 per share tax benefit related to favorable resolution of tax litigation and a
$0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter.
Adjusted Return
On Avg. Equity    4.3%            7.2% 12.4% 18.5%             18.3% 19.5%              11.9%
SIGNIFICANT EARNINGS GROWTH
SIGNIFICANT EARNINGS GROWTH
15
$5.41
$7.89
$1.03
$1.78
$3.33
$5.94
$6.39
$0.00
$2.00
$4.00
$6.00
$8.00
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007 Fiscal 2008 Fiscal 2009 Fiscal 2010

Avg. Dayrates
$14,943*
$16,437
(+ 10%)
$18,081
(+ 10%)
85.3%*
85.0%
90.0%
~$4.25
EPS
~$6.00
EPS
~$9.50
EPS
263 vessels assumes (177 current new vessels + 35 under construction + ~ 20 additional new vessels per year for three years).
WHERE COULD FISCAL 2014 FIND US?
WHERE COULD FISCAL 2014 FIND US?
Potential for Earnings Acceleration
Potential for Earnings Acceleration
* 6/30/10 quarter actual stats
This info is not meant to be a
prediction of future earnings
performance, but simply an
indication of earning sensitivities
resulting from future fleet
additions and reductions and
varying operating assumptions.

Over an 11-year period, Tidewater invested $3.2 billion in CAPX ($2.8 billion in the “new” fleet), and paid out $923 million through dividends and share repurchases.  Over the same period,
CFFO and proceeds from dispositions were $3.1 billion and $640 million, respectively
PRIMARY USES OF CASH
PRIMARY USES OF CASH

Senior Unsecured Notes $425 million
Average Life to Maturity ~ 9 years
Weighted Average Coupon 4.25%
Closing Dates
$310 million 10/15/10
$115 million 12/30/10
NEW PRIVATE PLACEMENT FINANCING
NEW PRIVATE PLACEMENT FINANCING

PRO FORMA IMPACT OF FINANCING
PRO FORMA IMPACT OF FINANCING

7% Net Debt / Net Capitalization
June 30, 2010 Pro Forma info:
22% Total Debt / Capitalization
$2,474 million Shareholders Equity
$700 million Total Debt
$523 million Cash & Cash Equivalents
Pro forma liquidity as of 6/30/10 of ~ $975 million,
including $450 million revolving credit facility

Maintain
Financial Strength
EVA-Based Investments
On Through-cycle Basis
Deliver Results
FINANCIAL STRATEGY FOCUSED ON
FINANCIAL STRATEGY FOCUSED ON
CREATING LONG-TERM SHAREHOLDER VALUE
CREATING LONG-TERM SHAREHOLDER VALUE

October 8, 2010 October 8, 2010
Quinn P. Fanning Quinn P. Fanning
Executive Vice President Executive Vice President
and Chief Financial Officer and Chief Financial Officer
RS Platou (Asia) 2
nd
Offshore & Shipping Conference
Stephen W. Dick Stephen W. Dick
Executive Vice President Executive Vice President

Appendix Appendix 22

Quarter  Ended
6/30/10 6/30/09
Revenues $263 $327
Adjusted Net Earnings* $40 $92
Adjusted EPS* $0.77 $1.79
Net Cash from Operations $53 $70
Capital Expenditures $141 $92
* Adjusted Net Earnings and Adjusted EPS for the quarter ended 6/30/09 excludes $47.7 million, or $0.93 per share, related to provision for Venezuelan operations.
SELECTED FINANCIAL HIGHLIGHTS
SELECTED FINANCIAL HIGHLIGHTS
$ in Millions,
Except Per Share Data

0
100
200
300
400
500
Active Fleet Dispositions
CONTINUALLY ACQUIRING NEW AND
CONTINUALLY ACQUIRING NEW AND
DISPOSING OF  MATURE VESSELS
DISPOSING OF  MATURE VESSELS
(As of 6/30/10) (As of 6/30/10)
320
(B)
517
(C)
212 New Vessels (A)
420 Sold
97 Scrapped
(A) Net new vessels added to the fleet since January 2000, including 35 vessels under construction at 6/30/10. This new vessel total excludes 18 new vessels that were acquired, then disposed (mostly to a TDW joint venture.)
(B) Total fleet count excludes 89 stacked vessels as of 6/30/10.
(C) 517 vessel dispositions generated $665 million of proceeds and $276 million of gains over the last 11 years.

FLEET CASH OPERATING MARGINS
FLEET CASH OPERATING MARGINS
Note:  Cash operating margins are defined as vessel revenue less vessel operating expenses
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Fiscal Years
50%
40%
30%
20%
10%
60%
Total Fleet
Operating Margin %
New Vessels
Traditional Vessels
38.6%
37.6%
46.5%
41.9%
36.9%
38.7%
49.1%
54.6%
51.9%
51.3%
46.8%

50%
60%
70%
80%
90%
6/07 12/07 6/08 12/08 6/09 12/09 6/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
Dayrate
* Dayrate and utilization information is for all classes of vessels operating international
INTERNATIONAL VESSELS
INTERNATIONAL VESSELS
Dayrates
Dayrates
and Utilization
and Utilization
$100 change in dayrate = $7.8M in revenue
1% change in utilization = $15.4M in revenue

INTERNATIONAL VESSEL DAYRATES
INTERNATIONAL VESSEL DAYRATES
* Dayrate and utilization information is for all classes of vessels operating international
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
06/07 12/07 06/08 12/08 06/09 12/09 06/10
Traditional Vessels
New Vessels

30%
40%
50%
60%
70%
80%
90%
6/07 12/07 6/08 12/08 6/09 12/09 6/10
Utilization
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Dayrate
DOMESTIC VESSELS
DOMESTIC VESSELS
Dayrates
Dayrates
and Utilization
and Utilization
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

DOMESTIC VESSEL DAYRATES
DOMESTIC VESSEL DAYRATES
* Dayrate and utilization information is for all classes of vessels operating in the U.S.
$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
$17,000
$19,000
$21,000
$23,000
06/07 12/07 06/08 12/08 06/09 12/09 06/10
Traditional Vessels
New Vessels

Source: ODS-Petrodata and Tidewater
WORKING RIG COUNTS
WORKING RIG COUNTS
“Peak to Present”
“Peak to Present”
GOM accounts for 35 of the 71 working jackup count variance from June 2008
(Peak) to July 2010 (post-Horizon)
GOM Semi & Drillship count drops by 23 units (from 31 to 8) between April and
July 2010; offset by an increase of 7 units in the rest of world
Jackups Semis Drillships Total
June 2008
(Peak)
379 145 30 554
Late-April 2010
(pre-Horizon)
323 150 46 519
Late-July 2010
(post-Horizon)
308 142 38 488

Other Operators
Top 10 Customers
Tidewater’s top 10 customers contract nearly 25% of the working worldwide jackup fleet and 49% of the working worldwide floater fleet
Jackups
(308 Working Rigs)
Floater Rigs
(180 Working Rigs)
76
232
88
RIGS CONTRACTED BY OUR
RIGS CONTRACTED BY OUR
TOP 10 CUSTOMERS
TOP 10 CUSTOMERS
(Estimated as of Late-July 2010)
31
Source: ODS-Petrodata and Tidewater
Other Operators
Top 10 customers

-50%
0%
50%
100%
150%
200%
Mar-05 Mar-06 Mar-07 Mar-08 Mar-09 Mar-10
TDW DJIA S&P500 OSX
OSX 52%
S&P 500  9%
DJIA 16%
TDW 36%
RETURNS vs
RETURNS vs
the MARKET
the MARKET
FIVE YEAR STOCKHOLDER RETURN
FIVE YEAR STOCKHOLDER RETURN
32